Exhibit 10.10

REVOLVING NOTE

$15,000,000                                                                                                                                                                             June 17, 2005

FOR VALUE RECEIVED, the undersigned, AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of FIFTH THIRD BANK (“Lender”), at the offices of Wachovia Bank, National Association as Administrative Agent for Lenders (“Administrative Agent”), at its address at 201 South College Street, Charlotte, North Carolina 28288-0608, or at such other place as Administrative Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIFTEEN MILLION and NO/100 DOLLARS ($15,000,000) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of June 17, 2005, by and among Borrower, Administrative Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement and all of the other Credit Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Revolving Loan evidenced hereby is made and is to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Administrative Agent on its books; provided that the failure of Administrative Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Revolving Loans made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

Upon the occurrence and during the continuance of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower to the extent permitted by applicable law), be declared and immediately shall become, due and payable.

The Borrower agrees, in the event this Revolving Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

Time is of the essence with respect to this Revolving Note.

Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Borrower has executed this Revolving Note on the day and year first written above.

AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation

By:	/s/ John Erickson
Name:	John Erickson
Title:	Executive Vice President & Chief Financial Officer